UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2005

EFJ, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	0-21681	47-0801192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1440 Corporate Drive, Irving, TX 75038

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (972) 819-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.02.    ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

Effective March 15, 2005, Massoud Safavi resigned as EFJ, Inc. (the “Registrant”) Chief Financial Officer and Senior Vice President of Finance.  Effective as of March 18, 2005, Mr. Safavi entered into an agreement with the Company as Senior Vice President of Business Development.  Under the March 18, 2005 agreement, Mr. Safavi will receive (i) his current annual salary of $218,360.22, and (ii) continued health and employment benefits.  If the agreement is terminated by EFJ without cause, the Company would be obligated to pay Mr. Safavi severance not to exceed twelve months of his base salary.  A copy of the agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.                                    EXHIBITS.

(c) The following is a list the exhibit filed herewith.

99.1 Agreement between Massoud Safavi and EFJ, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EFJ, INC.
(Registrant)

Date: March 23, 2005	By:	/s/ Jana Ahlfinger Bell
Jana Ahlfinger Bell
Chief Financial Officer
(Principal Financial and Accounting Officer)

Exhibit Index

99.1 Agreement between Massoud Safavi and EFJ, Inc executed on March 18, 2005.